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                                  EXHIBIT 99(a)




              Section 906 Certification of Chief Executive Officer

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                    Certification of Chief Executive Officer
                         Pursuant to 18 U.S.C. ss. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


         In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 of the Citizens Holding Company (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Annual Report"), I, Greg L. McKee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ Greg L. McKee
                                                   -----------------------------
                                                   Greg L. McKee,
                                                   Chief Executive Officer